UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0072173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Current Report on Form 8-K is filed by WebSideStory, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 1.01. Entry into a Material Definitive Agreement.
          On January 24, 2006, the compensation committee (the “Committee”) of the board of directors (the “Board”) of the Company approved the payment of cash bonuses for fiscal 2005 to certain of the Company’s executive officers pursuant to the Company’s 2005 bonus plan. The Company’s executive officers were eligible to receive bonuses if certain corporate performance goals were achieved during fiscal 2005. Bonus payments were based on the Committee’s evaluation of the Company’s achievement of the corporate performance goals for fiscal 2005, which goals were previously established by the Committee in January 2005. These performance goals included the achievement of performance targets with respect to the Company’s revenue, pro-forma net income and bookings.
          The total bonuses awarded to each executive officer in January 2006 relating to fiscal 2005 were as follows:

		Amount of
Name	Title	Bonus
Jim Van Baalen	Chief Technical Officer	$50,000
Daniel Guilloux	General Manager, European Operations	$62,270
Christopher Reid	Senior Vice President, Sales	$178,350
Rand Schulman	Chief Marketing Officer	$64,500
          No other current executive officer of the Company received bonuses for fiscal 2005.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On March 30, 2006, the Board approved an amendment of the Company’s Amended and Restated Bylaws (the “Bylaws”) to revise the language of Article III, Section 2 with respect to the duration of the term of directors filling vacancies on the Board, so that as revised such language more closely conforms to the governing language set forth in the Company’s certificate of incorporation, as presently in effect. Specifically, the amendment provides that any director appointed to fill a vacancy on the Board will hold office for a term that shall coincide with the remaining term of the class of directors to which such director shall have been elected or appointed and until their successors are duly elected and shall qualify, unless sooner displaced.
Item 9.01. Financial Statements and Exhibits.
          (d)      Exhibits.

Exhibit
Number	Description of Exhibit

3.1	First Amendment to Amended and Restated Bylaws of WebSideStory, Inc.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: April 4, 2006	By:	/s/ Jeffrey W. Lunsford
Jeffrey W. Lunsford
President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

3.1	First Amendment to Amended and Restated Bylaws of WebSideStory, Inc.

4